UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 2, 2010 (June 30, 2010)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 30, 2010, Jackson Hewitt Inc. (“JHI”), a subsidiary of Jackson Hewitt Tax Service Inc. (the “Company”) entered into the Fourth Amendment (the “Fourth Program Agreement Amendment”) to the Program Agreement, dated September 19, 2007 (the “Republic Program Agreement”) with Republic Bank & Trust Company (“Republic”), as subsequently amended by the parties on December 2, 2008, November 23, 2009 and December 29, 2009. The Fourth Program Agreement Amendment extends the date by which Republic, at its option, may terminate the Republic Program Agreement from June 30, 2010 until September 30, 2010. Republic requested this amendment in light of the fact that no decision or guidance has yet been provided by the Internal Revenue Service working group with respect to any required changes in the provision of refund settlement products for the upcoming tax season.

Republic and Jackson Hewitt Technology Services LLC, a subsidiary of the Company, are also parties to the Technology Services Agreement, dated September 19, 2007, as subsequently amended.

A copy of the Fourth Program Agreement Amendment is filed as Exhibit 10.1 hereto, and is incorporated by reference herein in its entirety. The description of the Fourth Program Agreement Amendment contained in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the Fourth Program Agreement Amendment.

The Republic Program Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on September 20, 2007, the First Amendment to the Republic Program Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2008, the Second Amendment to the Republic Program Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on November 24, 2009, the Third Amendment to the Republic Program Agreement is described in the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2009, and all such descriptions are hereby incorporated by reference.

ITEM 9.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/S/ DANIEL P. O’BRIEN
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: July 2, 2010

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated July 2, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment, dated June 30, 2010, to the Program Agreement, originally dated as of September 19, 2007, as subsequently amended on December 2, 2008, November 23, 2009 and December 29, 2009, by Jackson Hewitt Inc. and Republic Bank & Trust Company.